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                                                                      EXHIBIT 24


                          THE WILLIAMS COMPANIES, INC.


POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of THE WILLIAMS COMPANIES, INC., a Delaware corporation ("Williams"), does hereby constitute and appoint WILLIAM G. VON GLAHN and SUZANNE H. COSTIN their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of Williams, as hereinafter set forth below their signature, to sign Williams' Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2001, and any and all amendments thereto or all instruments necessary or incidental in connection therewith; and

         THAT the undersigned Williams does hereby constitute and appoint WILLIAM G. VON GLAHN and SUZANNE H. COSTIN its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith.

         Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

         IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 20th day of January, 2002.

      /s/ Steven J. Malcolm                          /s/ Jack D. McCarthy
-------------------------------------          ---------------------------------
Steven J. Malcolm                              Jack D. McCarthy
President and Chief                            Executive Senior Vice President
Officer (Principal Executive Officer)          (Principal Financial Officer)


      /s/ Gary R. Belitz                             /s/ Keith E. Bailey
-------------------------------------          ---------------------------------
Gary R. Belitz                                 Keith E. Bailey
Controller                                     Chairman of the Board
(Principal Accounting Officer)

      /s/ Hugh M. Chapman                            /s/ Glenn A. Cox
-------------------------------------          ---------------------------------
Hugh M. Chapman                                Glenn A. Cox
Director                                       Director

      /s/ Thomas H. Cruikshank                       /s/ William E. Green
-------------------------------------          ---------------------------------
Thomas H. Cruikshank                           William E. Green
Director                                       Director

      /s/ Ira D. Hall                                /s/ W. R. Howell
-------------------------------------          ---------------------------------
Ira D. Hall                                    W.R. Howell
Director                                       Director

      /s/ James C. Lewis                             /s/ Charles M. Lillis
-------------------------------------          ---------------------------------
James C. Lewis                                 Charles M. Lillis
Director                                       Director


      /s/ George A. Lorch                            /s/ Frank T. MacInnis
-------------------------------------          ---------------------------------
George A. Lorch                                Frank T. MacInnis
Director                                       Director

      /s/ Steven J. Malcolm                          /s/ Gordon R. Parker
-------------------------------------          ---------------------------------
Steven J. Malcolm                              Gordon R. Parker
Director                                       Director

      /s/ Janice D. Stoney                           /s/ Joseph H. Williams
-------------------------------------          ---------------------------------
Janice D. Stoney                                Joseph H. Williams
Director                                        Director

          By /s/ William G. von Glahn
            -------------------------------
            William G. von Glahn


ATTEST: Senior Vice President

/s/ Suzanne H. Costin
-----------------------------
Suzanne H. Costin
Secretary